Acquisitions	12 Months Ended
Dec. 31, 2024
Business Combination [Abstract]
Acquisitions

4. Acquisitions

On September 24, 2024, we acquired control of a vaccine company in Chengdu, which was renamed to Sinovac (Chengdu) Biotech Co., Ltd. ("Sinovac Chengdu") through Sinovac LS, for the total cash considerations of $123 million (RMB897 million). Sinovac Chengdu is a modern biopharmaceutical company focusing on the research and development and production of innovative vaccines and its rabies vaccine is in the NDA Phase and is estimated to be approved by June 2026. We have acquired 100% of Sinovac Chengdu based on the acquisition agreements and the acquisition payable was $14,040 as of December 31, 2024.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

	USD	RMB
	in thousands
Net assets acquired:
IPR&D	113,645	829,527
Property, plant and equipment	10,766	78,585
Right-of-use assets	2,809	20,504
Cash and cash equivalents	10,188	74,368
Intangible assets	80	584
Other current and non-current assets	693	5,056
Other current and non-current liabilities	(42,800)	(312,410)
Goodwill	27,508	200,786
Total consideration	122,889	897,000

As of December 31, 2024, we concluded that none of our goodwill was impaired and we do not believe the risk of impairment is significant at this time, as the fair value of each of our reporting units is significantly higher than their respective net book values.

The impact of the acquisition on the Company's consolidated revenue and earnings for the period, on a pro forma basis as if the acquisition had occurred at the beginning of the period presented, was not material to the consolidated financial statements. Accordingly, pro forma information has not been presented.